                                                                   Exhibit 10.31

                     REVOLVING SUBORDINATED LOAN AGREEMENT


     THIS AGREEMENT is entered into as of October 18, 1996, between MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation ("Borrower") and MATRIX CAPITAL CORPORATION, a Colorado corporation ("Lender").


                                   ARTICLE 1

                                   RECITALS
                                   --------

     Section 1.1.   BORROWER.  Borrower originates, acquires, markets, sells,
                    --------
     and services mortgage loans and servicing rights.

     Section 1.2.    BANK ONE, TEXAS, N.A.  Borrower is party to and Lender is
                     --------------------
     guarantor for that certain Conformed and Amended Loan Agreement, dated July 12, 1995 and amended through July 10, 1996, with Bank One, Texas, N.A., which requires Lender to lend funds to Borrower on a subordinated basis in such amounts as set forth in this Agreement.

     Section 1.3.  BORROWER REQUESTS.  Borrower has requested Lender to provide
                   -----------------
     Advances up to an amount not to exceed $20,000,000.00 for the purpose of maintaining certain financial covenants as set forth in its Loan Agreement with Bank One, Texas, N.A.

     Section 1.4.  LENDER GRANTS.  Lender has agreed to provide Advances, in
                   -------------
     amounts as described in Section 1.3 above, but subject to the conditions set forth below.

     ACCORDINGLY, for adequate and sufficient consideration, Borrower and Lender agree as follows:


                                   ARTICLE 2

                                  DEFINITIONS
                                  -----------

     Section 2.1.  DEFINITIONS.  In addition to the terms defined elsewhere in
                   -----------
     this Agreement, the terms defined in this Article 2 shall, for all purposes of this Agreement, have the respective meanings herein specified unless the context expressly or by necessary implication otherwise requires:

          (a) ADVANCE.  Each disbursement of funds by the Lender to or for the
              -------
     account of the Borrower under this Agreement.

          (b) ADVANCE REQUEST FORM.  The certificate in the form attached
              --------------------
     hereto as Exhibit A, to be delivered by the Borrower to the Lender as a condition of each Advance pursuant to Section 3.2 hereof.

          (c) AGREEMENT.  This Revolving Subordinated Loan October 18, 1996,
              ---------
     between the Borrower and the Agreement, dated as of Lender, as each may be amended from time to time.

          (d) BUSINESS DAY.  Any day other than Saturday or Sunday or a
              ------------
     recognized national holiday.

          (e) INDEBTEDNESS.  Without duplication, with respect to any Person,
              ------------
     (i) all obligations of such Person (A) in respect to borrowed money (B) evidenced by bonds, notes, debentures or similar instruments, (C) representing the balance deferred and unpaid. of the purchase price of any property or services (other than accounts payable or other obligations arising in the ordinary course of business), (D) evidenced by bankers' acceptances or similar instruments issued or accepted by banks, or (E) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit; (ii) all liabilities of others of the kind described in the preceding clause (i) that such Person has guaranteed or that are otherwise its legal liability; and (iii) any and all deferrals, renewals, extensions, refinancings and refundings (whether direct or indirect) of, or amendments, modifications or supplements to, any liability of the kind described in any of the preceding clauses (i), (ii), or this clause (iii), whether or not between or among the same parties.

          (f) LOAN.  The outstanding principal 3 of this Agreement, together
              ----
     balance of Advances made under with interest, if any, accrued Article thereon.

          (g) LOAN DOCUMENTS.  Collectively, this Agreement, the Note, and all
              --------------
     amendments to those documents, and such additional documents and instruments that are executed by or otherwise transferred or delivered by or for the benefit of the Borrower pursuant to or in connection with this Agreement.

          (h) NOTE.  The promissory note of the Borrower, in the form of
              ----
     Exhibit B attached hereto and delivered pursuant to Section 3.3 of this Agreement, evidencing the Loan, and all amendments, extensions, renewals and replacements thereof.

          (i) PERSON.  Any individual, corporation, limited liability company,
              ------
     partnership,   joint venture, trust, estate, unincorporated organization, or governmental or any agency or political subdivision thereof.

          (j) SENIOR INDEBTEDNESS.  Any indebtedness of a Person (whether
              -------------------
     outstanding on the date hereof or hereafter incurred), unless such indebtedness is Subordinated Indebtedness.

          (k) SUBORDINATED INDEBTEDNESS.  Means any indebtedness of a Person
              --------------------------
     (whether outstanding on the date hereof or hereafter incurred), which is pari passu with or contractually subordinate or junior in right of payment to the Advances.


                                   ARTICLE 3

                        THE REVOLVING SUBORDINATED LOAN
                        -------------------------------

     Section 3.1.  AMOUNT.  From time to time, subject to the other terms and
                   ------
     conditions of this Agreement, the Lender shall make Advances to the Borrower up to an aggregate principal amount not to exceed at any time $20,000,000.00. Within such limits and pursuant to the other terms of this Agreement, the Borrower may, at any time or from time to time, borrow, repay and reborrow.

     Section 3.2.  BORROWING PROCEDURE.  Borrower shall give the Lender prior
                   -------------------
     written notice specifying the amount and date of each Advance requested under this Agreement. Such notice shall be in the form of the Advance Request Form attached hereto as Exhibit A.

     Section 3.3.  NOTE.  The obligations of the Borrower to the Lender under
                   ----
     the Loan shall be evidenced by a promissory note, made payable to the order of the Lender by the Borrower, in the form of Exhibit B attached hereto. The original principal amount of the Note will be $20,000,000.00. All Advances made by the Lender under the Note and all payments to be credited against the principal thereunder shall be recorded by the Lender on a schedule attached to the Note (provided that any failure by the Lender to record any such Advance or repayment shall not affect the obligations of
     the Borrower   hereunder, under the Note or with respect to the Loan).

     Section 3.4.  INTEREST.  Borrower and Lender agree that Advances made
                   --------
     pursuant to this Agreement and the Note shall not bear a stated rate of interest. Any interest paid by Borrower to Lender shall be at such rate as mutually agreed to by Borrower and Lender.

     Section 3.5.  REPAYMENTS.  Lender may call due Advances made to Borrower
                   ----------
     pursuant to this Agreement and the Note only at such time as Borrower has repaid all amounts borrowed from Bank One, Texas, N.A. under that Conformed and Amended Loan Agreement, dated July 12, 1995, and amended through July 10, 1996, and said Conformed and AmendedLoan Agreement and all commitments as provided therein have been terminated.

     Section 3.6.  PAYMENTS.  All payments of principal, interest, and other
                   --------
     amounts payable by the Borrower hereunder and under the Note shall be made in U.S. dollars in immediately available funds, or the date such payment is due to the Lender at its office at 1380 Lawrence Street, Suite 1410, Denver, Colorado 80204, or at such other place as the Lender may designate from time to time in writing. If the due date of any payment hereunder would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day.



                                   ARTICLE 4

                           SUBORDINATION OF ADVANCES
                           -------------------------

     Section 4.1.  ADVANCES SUBORDINATED TO SENIOR INDEBTEDNESS.  The Lender
                   ---------------------------------------------
     agrees that the payment of the principal and interest, if any, on the Advances is subordinated, to the extent and in the manner provided in this
     Article 4, to the prior payment in full of all Senior Indebtedness of the Borrower. The provisions of this Article 4 are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees under this Agreement and any one or more of them may enforce such provisions.

     Section 4.2.  NO PAYMENT ON ADVANCES IN CERTAIN CIRCUMSTANCES.
                   ------------------------------------------------

                   (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, unless and until all principal thereof, premium, if any, interest thereon and other amounts due thereon shall first be paid in full, no payment shall be made by or on behalf of the Borrower with respect to the principal of or interest, if any, on the Advances.

                   (b) Upon the happening of any default in the payment of any principal of or interest on or other amounts due on any Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by or on behalf of the Borrower with respect to the principal of or interest, if any, on the Advances.

     Section 4.3.  ADVANCES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR
                   ----------------------------------------------------
     INDEBTEDNESS ON DISSOLUTION,  LIQUIDATION OR REORGANIZATION OF THE
     ------------------------------------------------------------------
     BORROWER.  In the event of any insolvency or liquidation proceeding with
     ---------
     respect to the Borrower, all amounts payable in respect of any Senior Indebtedness shall first be paid in full before the Lender is entitled to receive any direct or indirect payment or distribution of any cash, property or securities on account of principal of or interest on the Advances.

     Section 4.4.  OBLIGATIONS OF THE BORROWER UNCONDITIONAL.  Nothing contained
                   ------------------------------------------
     in this Article 4 or elsewhere in this Agreement is intended to or shall impair, as between the Borrower and the Lender, the obligations of the Borrower , which are absolute and unconditional, to pay to the Lender the principal of and interest, if any, on the Advances as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Lender and creditors of the Borrower, other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Lender from exercising all remedies otherwise permitted by applicable law upon default under this Agreement, subject to the rights, if any, under this Article 4, of the holders of Senior Indebtedness in respect of cash, property or securities of the Borrower received upon the exercise of any such remedy.



                                   ARTICLE 5

                     GENERAL REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

          The Borrower represents and warrants to the Lender that:

          Section 5.1.  FORMATION AND AUTHORITY OF THE BORROWER; VALIDITY OF THE
                        --------------------------------------------------------
LOAN DOCUMENTS.
---------------

               (a) The Borrower (i) is a corporation duly formed, validly existing and in good standing under the laws of the State of Arizona, (ii) has the power and authority to carry on its business as now conducted, and
     (iii) is duly qualified to do business in all jurisdictions where the failure to be so qualified would have a material adverse effect.

               (b) The execution and delivery of the Loan Documents and the performance and observance by the Borrower of all of its obligations thereunder have been authorized by all necessary corporate and shareholder approval and are authorized by the Borrower's Articles of Incorporation and Bylaws.


                                   ARTICLE 6

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Section 6.1.  NOTICES.  All written notices required hereunder shall be
                   --------
     sent via certified or registered mail, postage prepaid, or delivered in person or sent via reliable overnight courier, addressed to the party for whom intended at the address specified on the signature pages hereto.

     Section 6.2.  TERM OF AGREEMENT.  This Agreement shall continue in force
                   ------------------
     and effect until such time as Borrower has repaid all amounts borrowed from Bank One, Texas, N.A. under that Conformed and Amended Loan Agreement, dated July 12, 1995, and amended through July 10, 1996, and said Conformed and Amended Loan Agreement and all commitments as provided therein have been terminated.

     Section 6.3.  JURISDICTION.  This Agreement, the Note and the other Loan
                   -------------
     Documents shall be construed in accordance with and governed by the laws of the State of Colorado.

     Section 6.4.  BINDING EFFECT OF AGREEMENT.  This Agreement shall be binding
                   ----------------------------
     upon and inure to the benefit of the Borrower, the Lender, and their respective successors and assigns, provided that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Lender.

     Section 6.5.  HEADINGS.  Headings or captions have been inserted for
                   ---------
     convenience only and shall not be construed as limiting or affecting in any way the meaning or provisions of this Agreement.

     Section 6.6.  SEVERABILITY.  If any provision of this Agreement or the
                   -------------
     application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     Section 6.7.  COUNTERPARTS.  This Agreement may be signed in any number of
                   -------------
     counterparts with the same effect as if the signatures hereto and thereto were upon the same instrument.

     Section 6.8.  ENTIRE AGREEMENT.  This Agreement constitutes the entire
                   -----------------
     understanding and agreement between the parties hereto concerning the subject matter hereof and supersedes any prior written or oral communications between the parties hereto.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


     ADDRESS                            LENDER:
     -------

     1380 Lawrence                      MATRIX CAPITAL CORPORATION
     Suite 1410
     Denver, CO  80204                  By: /s/ David W. Klen
                                           -------------------------------------
     Telephone:  303-595-9898              Name: David W. Klen
     Facsimile:  303-595-9906              Title: S.V.P



     ADDRESS:                           BORROWER:
            -
     201 West Coolidge Street
     Suite 100                          MATRIX FINANCIAL SERVICES CORPORATION
     Phoenix, AZ  85013
     Telephone:  602-631-4357           By: /s/ Thomas J. Osselaer
                                           -------------------------------------
     Facsimile:  602-631-4370              Name: Thomas J. Osselaer
                                           Title: EVP

                                   EXHIBIT A

                             ADVANCE REQUEST FORM
                             --------------------

          In accordance with Section 3.2 of the Revolving Subordinated Loan Agreement as amended from time to time, the ("Agreement") dated October 18, 1996, by and among Matrix Capital Corporation ("Lender"), and Matrix Financial Services Corporation ("Borrower"), Borrower hereby requests an Advance under the Agreement.

          The undersigned hereby requests, represents and certifies that as of the date hereof and the date of the requested Advance (receipt of such
     Advance being deemed an affirmation of paragraphs (a) through (d) below:

          (a)  The aggregate amount of the requested Advance is $______________,

          (b) The date on which the requested Advance is to be made is _________________, 199___;

          (c) New loan balance outstanding after such Advance is made will be $____________, which amount does not exceed $20,000,000.00; and

          (d) The representations and warranties set forth in Article 5 of the Agreement are true and correct on and as of the date hereof and as of the date of the requested Advance, after giving effect to such Advance and the application of proceeds therefrom.

          Capitalized terms used herein which are not defined herein shall have the respective meanings set forth in the Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Advance Request Form this __ day of ________________, 199___.



                                   MATRIX FINANCIAL SERVICES CORPORATION



                                   By:_______________________________________
                                   Name:
                                   Title:

                                   EXHIBIT B

                                PROMISSORY NOTE
                                ---------------

U.S. $20,000,000.00                                             OCTOBER 18, 1996


          FOR VALUE RECEIVED, MATRIX FINANCIAL SERVICES CORPORATION, an Arizona corporation (the "Borrower"), hereby promises to pay to the order of Matrix Capital Corporation, a Colorado corporation (the "Lender"), at its office at 1380 Lawrence , Suite 1410, Denver, Colorado 80204, or such other location as the holder hereof may designate in writing, the principal sum of $20,000,000.00 (or such lesser amount as shall equal the aggregate unpaid principal amount extended to the Borrower by the Lender and reflected on the schedule attached hereto, which schedule shall be considered a part hereof), in lawful money of the United States of America in immediately available funds.

          No interest shall accrue on the unpaid principal balance owed hereunder except at the applicable rates agreed to by Borrower and Lender. The obligation of this Note shall be subordinated to any and all obligations of Borrower to Bank One, Texas, N.A. with said subordination subject to the terms and conditions of the Conformed and Amended Loan Agreement dated July 15, 1995 and, amended through July 10, 1996 (the "Loan Agreement"). The outstanding principal balance owed hereunder shall be due and payable only at such time as Borrower has repaid all amounts borrowed from Bank One, Texas, N.A. under that Conformed and Amended Loan Agreement and said Conformed and Amended Loan Agreement and all commitments as provided therein have been terminated.

          If the due date of any payment owed hereunder falls on a day which is not a weekday, such date shall be extended to the next succeeding weekday and interest, if any, shall be payable on any such amounts extended for the period of such extension.

          The Lender is hereby authorized by the Borrower to record on the schedule attached to this Note the amount of each advance of principal made to the Borrower by the Lender, the date each such advance is made, and the amount of each payment or prepayment of principal received by the Lender.

          This Note is the promissory note referred to in the Agreement dated as of October 18, 1996 among the Borrower and the Lender (as amended from time to time, the "Agreement"). Capitalized terms used but not otherwise defined in this Note shall have the meanings given to them in the Agreement.

          The Borrower hereby waives presentment, demand, notice of dishonor, protest, and all other demands and notices in connection with the delivery, acceptance, performance, and enforcement of this Note, and the Borrower shall pay all expenses incurred in the collection of this Note, including, without limitation, reasonable attorneys' fees.

          This Note shall be binding upon the Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. This Note shall be governed as to validity, interpretation and effect by the laws of the State of Colorado.

          IN WITNESS WHEREOF, the Borrower has executed this Note as of the day and year first above written.


                                   MATRIX FINANCIAL SERVICES CORPORATION



                                   By: /s/ Thomas J. Osselaer
                                      ------------------------------------------
                                      Name: Thomas J. Osselaer
                                      Title: EVP